Exhibit 99.1

  June 30, 2022

 FORWARD LOOKING STATEMENTS: Statements in this document relating to Limestone Bancorp’s plans, objectives, expectations or future performance are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “may,” “should,” “anticipate,” “estimate,” “expect,” “intend,” “objective,” “possible,” “seek,” “plan,” “strive” or similar words, or negatives of these words, identify forward-looking statements that involve risks and uncertainties. Although the Company's management believes the assumptions underlying the forward-looking statements contained herein are reasonable, any of these assumptions could be inaccurate. Therefore, there can be no assurance the forward-looking statements included herein will prove to be accurate. Factors that could cause actual results to differ from those discussed in forward-looking statements include, but are not limited to: the impact and duration of the COVID-19 pandemic; economic conditions both generally and more specifically in the markets in which the Company and its subsidiaries operate; competition for the Company's customers from other providers of financial services; government legislation and regulation, which change from time to time and over which the Company has no control; changes in inflation and efforts to control it; changes in interest rates; material unforeseen changes in liquidity, results of operations, or financial condition of the Company's customers; and other risks detailed in the Company's filings with the Securities and Exchange Commission, all of which are difficult to predict and many of which are beyond the control of the Company. See Risk Factors outlined in the Company's Form 10-K for the year ended December 31, 2021.  NON-GAAP FINANCIAL MEASURES: These slides contain non-GAAP financial measures which the Company’s management uses in their analysis of the Company’s performance or management believes facilitates an understanding of the Company’s performance. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, Limestone Bancorp, Inc. has provided reconciliations, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.  2

 Limestone Bancorp is a Kentucky-based bank holding company – Nasdaq: LMST  Limestone Bank is the 13th largest bank domiciled in Kentucky based on total assets   Corporate headquarters in Louisville, KY.  Approximately $1.4 billion in assets and 225 associates (fte) at June 30, 2022  Broad scope of high-quality retail and business banking products & services  Management team assembled under leadership of John T. Taylor, President & CEO with extensive market knowledge and community relationships  3  About Limestone Bancorp and Limestone Bank

 Management Team  John T. Taylor  President & CEO, Limestone Bancorp  Chairman, President & CEO, Limestone Bank  Joined July 2012  Over 30 years in industry  American Founders Bank – Lexington, KY  PNC Bank, NA – President of Ohio & N. KY Region     Phillip W. Barnhouse  CFO, Limestone Bancorp since January 2012  CFO, Limestone Bank  Joined Ascencia Bank (former Limestone Subsidiary) Sept 1998  Previous Experience:  Arthur Andersen LLP – Chattanooga, TN     John R. Davis  Executive Vice President,   Chief Credit Officer, Limestone Bank  Joined August 2012  25 Years Previous Experience:  American Founders Bank – Lexington, KY  National City Bank – Louisville, KY and  Dayton & Cleveland, OH  Joseph C. Seiler  Executive Vice President,   Head of Commercial Banking,   Limestone Bank  Joined April 2013  25 Years Previous Experience:  PNC Bank, NA – Louisville, KY  National City Bank – Louisville, KY  4

Board of Directors



W. Glenn Hogan
Founder, CEO and President
Hogan Real Estate
Louisville, KY

Director since 2006



Bradford T. Ray
Retired CEO and Chairman
Steel Technologies, Inc.
Louisville, KY

Director since 2014



John T. Taylor
President & CEO,
Limestone Bancorp
Chairman, President &
CEO, Limestone Bank

Director since 2012



Michael T. Levy
President Muirfield
Insurance LLC
Lexington, KY

Director since 2014



Kevin J. Kooman
Partner
Patriot Financial Partners LP
Philadelphia, PA

Director since 2019



Celia Catlett
General Counsel,
TurnPoint Services, LLC
Louisville, KY

Director Since 2018



James M. Parsons
Chief Financial Officer
Ball Homes LLC
Lexington, KY

Director since 2015



Dr. Edmond J. Seifried
Principal
S&B West LLC
Bethlehem, PA

Director since 2015

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 Highlights and Accomplishments  Talent acquisition – Board, management, and production team  Enterprise Risk Management system implementation & strategic acquisition  Credit adjudication and centralized operations  Regulatory relations  Compliance management systems  Core system conversion 2018  Quality loan production; deposit mix shift; solid asset quality; improving profitability metrics  Financial transactions:  Q2-20: Issued $8.0 million subordinated debt; qualifying Tier 2 Capital; retired $5.0 million senior  Q3-19: Issued $17.0 million subordinated debt; qualifying Tier 2 Capital; prepaid $5.0 million senior  Q2-18: Retired all issued and outstanding preferred stock in $3.5 million transaction  Q1-18: Issued 1.15 million shares of common stock raising $15 million in new capital for Bancorp  Q4-17: Reversed deferred tax asset valuation allowance restoring $31.3 million net dta  Q2-17: Completed $10 million senior borrowing and contributed $9 million in new capital to Bank  Q2-16: Issued 800,000 shares of common stock raising $5 million in new capital for Bancorp  Strategic Plan: Organic growth in rural and metro markets and strategic acquisitions  Q4-19: Completed acquisition of 4 branches; $132 mil deposits & $127 mil loans  6

 Limestone Bank Locations  7  14 counties across the Commonwealth of Kentucky  20 Banking Centers

Metro Market Overview

Louisville	Lexington	Owensboro	Bowling Green
Corporate Headquarters: Brown-Forman, Churchill Downs, Humana, Kindred Healthcare, Papa John's International, Texas Roadhouse, and Yum! Brands	**Corporate Headquarters:** Fasig Tipton, Jif (peanut butter), Keeneland, Lexmark, and Tempur Sealy	**Corporate Headquarters:** Owensboro Health	**Corporate Headquarters:** Camping World, Fruit of the Loom, Houchens Industries, and the Medical Center at Bowling Green
Other large employers: UPS, Ford Motor Company, GE Appliances, and Norton Healthcare	**Other large employers:** Xerox, Toyota, IBM, Lockheed Martin, and Valvoline	**Other large employers:** Kimberly-Clark, US Bank Mortgage Processing, and Toyotetsu	**Other large employers:** General Motors Corvette plant, Rafferty's Restaurants
Universities: University of Louisville and Bellarmine University	**Universities:** University of Kentucky and Transylvania University	**Universities:** Kentucky Wesleyan University and Brescia University	**Universities:** Western Kentucky University
Deposits in Market: $30.1 billion Limestone market share 0.72% MSA Population – 1.265 mil (69th Largest in US)	**Deposits in Market:** $11.9 billion Limestone market share 0.83% MSA Population – 517k (138th largest in US)	**Deposits in Market:** $3.0 billion Limestone market share 3.0% MSA Population – 119k (363rd largest in US)	**Deposits in Market:** $3.5 billion Limestone market share 0.87% MSA Population - 179k (270th largest in US)

Note: Four largest cities in KY
Source: United States Census Bureau

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Financial Summary  9

 Financial Summary  10  Income tax expense for 2019 and 2020 was positively impacted by approximately $1.6 mil and $478k, respectively, by current & deferred tax benefits from KY tax law changes – EPS impact was 21 cents per share in 2019 & 6 cents per share in 2020.  Beginning in 2021, Kentucky bank franchise tax (capital tax) eliminated and replaced with conventional state income tax at 5% statutory rate.

 Investment Portfolio  11  At June 30, 2022, $27.1 million and $19.1 million of the bank’s CLOs were AA and A rated, respectively. CLOs are floating rate, with rates set on a quarterly basis at three-month LIBOR plus a spread.

 Loan Portfolio  Commercial & industrial loans include:  PPP fees are recognized in income on the level yield method over the life of the related loan. No significant unearned PPP origination fees remained at June 30, 2022.  Round 1 &2 PPP loan originations totaled $42.4 million and the resulting PPP fees totaled $1.7 million.  Round 3 PPP loan originations totaled $23.5 million and the resulting PPP fees totaled $2.3 million.      12

 Loan Portfolio and Asset Quality Trends  13

 Deposits  14  Cost of Deposits slightly increased from 0.26% in Q1’22 to 0.27% in Q2’22.  During Q2’22, $59.4 million in CDs matured with weighted average rate of 0.29%.  During Q2’22, renewed or newly originated CDs had an average rate of 0.75% and an average term of approximately 10 months.  Q3’22 Maturing CDs total $47.9 million with weighted average rate of 0.58%.

 Capital Ratios  15  On both April 1 and July 1, 2022, LMST paid a dividend of $0.05 per share to common shareholders.  LMST has a share repurchase program authorizing the repurchase of up to $3.0 million common shares. The plan expires on December 31, 2022. To date, no shares have been repurchased under the plan.

 Deferred Tax Asset (DTA)  Deferred Tax Asset – The Company has a net deferred tax asset of $23.3 million at June 30, 2022. Our ability to utilize deferred tax assets depends upon generating sufficient future levels of taxable income. Federal NOL’s total $76.8 million and begin to expire in 2033 and State NOL’s total $26.9 million and begin to expire in 2027.  16

 Deferred Tax Asset (DTA)  As of June 30, 2022, LMST’s net DTA totaled approximately $23.3 million. Deferred tax assets and liabilities are measured using current enacted tax rates (currently 21% federal & 5% state).  Section 382 of the Internal Revenue Code governs DTA impairment and “ownership change”.  An “ownership change” is defined as a more than 50% change in ownership – complex assessment.  382 imposes an annual ceiling on future use of the Company’s NOLs, credit carry-forwards and built-in losses.  Tends to slow rate of NOL utilization (reducing present value of tax savings).  Some NOLs and other tax benefits could expire before utilization is allowed if the Company does not generate sufficient taxable income.  In May 2021, LMST extended a tax benefits preservation plan to June 30, 2024.  Under Section 382 of the IRS Code, a permanent impairment of a substantial portion of the DTA could be triggered if shareholders owning 5% or more of the Company increase their ownership by more than 50 percentage points over a defined period of time.  The tax benefits preservation plan is designed to reduce the likelihood of an “ownership change”.  Any shareholder or group that acquires ownership of 5% or more of the Company could be subject to significant dilution in its holdings if our Board does not approve such acquisition.  Existing shareholders of 5% or more are also subject to dilution if they increase their holdings without Board approval.  In May 2021, shareholders approved extending an amendment to the articles of incorporation to further protect the long-term value of the Company’s NOLs.  The amendment provides a means to block transfers of our common shares that could result in an ownership change under Section 382.  17

 Subordinated Debt  Issued amount: $17.0 million – Issued July 23, 2019;    $ 8.0 million - Issued July 31, 2020;   Qualifying Tier 2 Capital   Rated BBB by Egan Jones Rating Company      Rate: Fixed at 5.75% for Five Years then floating at 3.95% over three-month libor for the final five years     Repay terms: Interest only semi-annually; principal due at maturity.     Maturity: July 31, 2029; pre-payable without penalty beginning July 31, 2025     Collateral: Unsecured     18

 Limestone Bancorp, Inc. - Junior Subordinated Debt  19

 Non-GAAP Financial Measures  20